Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Kodiak Oil & Gas Corp. (the "Company") on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James P. Henderson, Secretary, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2014

/s/ JAMES P. HENDERSON
James P. Henderson Executive Vice President of Finance and Chief Financial Officer